December 20, 1999

Supplement to the Prospectus of
Pioneer Independence Plans
dated May 3, 1999 (as revised August 20, 1999) and
Pioneer Independence Fund
dated May 3, 1999

The following supplements the corresponding sections of the relevant prospectus. Please refer to the prospectus for the full text of the supplemented section.

Pioneer Independence Plans

Additional information - sponsor
Steven Graziano replaced Stephen Long as a director and executive vice president of Pioneer Funds Distributor, Inc. in November, 1999. Robert Butler has announced that his retirement will be effective in January, 2000.

Pioneer Independence Fund

Other investment strategies
Investments in initial public offerings
To the extent consistent with its investment objective, the fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings represent a significant portion of the fund’s past investment performance. The Fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will continue to result in positive investment performance. In addition, as the fund grows in size, the impact of investments in initial public offerings on the overall performance of the fund’s portfolio is likely to decrease.

77585-00-1299
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